UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 12, 2007

DYAX CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Technology Square

Cambridge, MA  02139

(Address of Principal Executive Offices)  (Zip Code)

(617) 225-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Agreement.

On July 12, 2007, Dyax Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with UBS Securities LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Lazard Capital Markets LLC (the “Underwriters”), pursuant to which the Company agreed to offer and sell 10,500,000 shares of its common stock in an underwritten public offering at a public offering price of $3.67 per share.  Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 1,575,000 shares to cover over-allotments, if any.  A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this current report.

The common stock was registered for offer and sale on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), by the Company’s Registration Statement on Form S-3 (Registration No. 333-133324) filed on April 17, 2006 (the “Registration Statement”) and the Company’s Registration Statement on Form S-3 filed pursuant to Rule 462(b) of the Securities Act (Registration No. 333-144535) filed on July 12, 2007 (the “462(b) Registration Statement”).  In connection with this offering, the Company filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act a preliminary prospectus supplement dated July 9, 2007 and a prospectus supplement dated July 12, 2007.

Item 8.01               Other Events.

The opinion of the Company’s counsel regarding the validity of the shares issued pursuant to the Registration Statement is filed as Exhibit 5.1 hereto, and a copy of the press release announcing the pricing of the offering is attached as Exhibit 99.1 hereto.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

1.1           Underwriting Agreement dated July 12, 2007 between Dyax Corp. and UBS Securities LLC, as representative of the Underwriters.

5.1           Opinion of Edwards Angell Palmer & Dodge LLP.

23.1         Consent of Edwards Angell Palmer & Dodge LLP (contained in opinion filed as Exhibit 5.1).

99.1         Press release of Dyax Corp. dated July 13, 2007 announcing the pricing of the public offering of its common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated: July 13, 2007	By:	/s/ Ivana Magovčević-Liebisch
Ivana Magovčević-Liebisch
General Counsel and
Executive Vice President, Administration

EXHIBIT INDEX

Exhibit
No.	Description

1.1	Underwriting Agreement dated July 12, 2007 between Dyax Corp. and UBS Securities LLC, as representative of the Underwriters.

5.1	Opinion of Edwards Angell Palmer & Dodge LLP

23.1	Consent of Edwards Angell Palmer & Dodge LLP (contained in opinion filed as Exhibit 5.1).

99.1	Press release of Dyax Corp. dated July 13, 2007 announcing the pricing of the public offering of its common stock.